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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         November 9, 1999
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                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


   California                       0-20803                    74-2644120
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 (State or other                  (Commission                (I.R.S. Employer
  jurisdiction                    File Number)              Identification No.)
of incorporation)


            1122 Capital of Texas Highway South, Austin, Texas 78746
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code        (512) 328-1112
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On Tuesday, November 9, 1999, IXC Communications, Inc. ("IXC" or the "Company") consummated its merger with Cincinnati Bell Inc. d/b/a BroadWing Inc. ("BroadWing") and BroadWing's wholly owned subsidiary Ivory Merger Inc. ("Ivory"). In accordance with the terms of the Agreement and Plan of Merger between IXC, BroadWing and Ivory dated July 20, 1999, as amended (the "Merger Agreement"), upon the filing of the certificate of merger with the Delaware Secretary of State, Ivory was merged into IXC with IXC as the surviving corporation and IXC became a wholly owned subsidiary of BroadWing (other than with respect to IXC's 12-1/2% Series B Junior Exchangeable Preferred Stock Due 2009 which remains outstanding). Each issued and outstanding share of IXC Common Stock (except for shares owned by BroadWing or IXC) was converted into the right to receive 2.0976 shares of BroadWing Common Stock. In addition, each issued and outstanding share of IXC's 7-1/4% Junior Convertible Preferred Stock Due 2007 and IXC's Depositary Shares representing 1/20 of a share of IXC's 6-3/4% Cumulative Convertible Preferred Stock was converted into the right to receive BroadWing's 7-1/4% Junior Convertible Preferred Stock Due 2007 and BroadWing's Depositary Shares representing 1/20 of a share of BroadWing's 6-3/4% Cumulative Convertible Preferred Stock.

         IXC's stockholders and BroadWing's shareholders approved the merger on October 29, 1999.

         Prior to the consummation of the merger BroadWing had purchased 4,999,345 shares of IXC's Common Stock from General Electric Pension Trust ("GEPT") for $234,967,250. The remainder of GEPT's shares of IXC Common Stock held as of November 9, 1999 were converted into the right to receive CBI Common Stock on a 1 to 2.0976 ratio.

         Pursuant to the Merger Agreement, the Board of Directors of IXC shall be replaced by the Board of Directors of Ivory with Richard G. Ellenberger becoming the sole member of the IXC Board. In addition, two former IXC directors, John M. Zrno and Richard D. Irwin joined the BroadWing Board of Directors.

         In connection with the merger, BroadWing sold $400 million of convertible subordinated debentures to Oak Hill Capital Partners, L.P. ("Oak Hill"). The debentures have a coupon of 6.75% and are convertible at a price of $29.89 per share of BroadWing Common Stock. The BroadWing Board of Directors approved using the proceeds from the sale to Oak Hill to buy back BroadWing Common Stock on the open market.

         In addition, BroadWing and IXC completed a $1.8 billion bank credit facility pursuant to a Credit Agreement dated as of November 9, 1999, among BroadWing and BroadWing Communications Services Inc., formerly IXC Communications Services, Inc. ("IXCS"), a subsidiary of IXC, as Borrowers, BroadWing as Parent Guarantor, the Initial Lenders, Initial Issuing Banks and Swing Line Banks named therein, Bank of America, N.A., as Syndication Agent, Citicorp USA, Inc., as Administrative Agent, Credit Suisse First Boston and The Bank of New York, as Co-Documentation Agents, PNC Bank, N.A., as Agent and Salomon Smith Barney Inc. and Banc of America Securities LLC, as Joint Lead Arrangers (the "Credit Agreement"). The Credit Agreement is being used to refinance certain debt of BroadWing and IXC and for general corporate purposes of BroadWing. Pursuant to the Credit Agreement, BroadWing pledged all of its outstanding shares of IXC. A copy of the Credit Agreement is listed as Exhibit
10.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits

                   2.1 Agreement and Plan of Merger Dated as of July 20, 1999, among Cincinnati Bell, Inc., IXC Communications, Inc. and Ivory Merger Inc. (incorporated by reference to Exhibit 2.1 of Cincinnati Bell Inc.'s Form 8-K dated July 22, 1999 and filed with the Commission on July 23,
                        1999).

                   2.2 Amendment No. 1 dated as of October 13, 1999 among Cincinnati Bell Inc., IXC Communications, Inc. and Ivory Merger Inc. (incorporated by reference to Exhibit 2.1 of IXC Communications, Inc.'s Form 8-K dated October 14, 1999 and filed with the Commission on October 14, 1999).

                  10.1 Credit Agreement dated as of November 9, 1999, among Cincinnati Bell Inc. and IXC Communications Services, Inc. as Borrowers, Cincinnati Bell Inc. as Parent Guarantor, the Initial Lenders, Initial Issuing Banks and Swing Line Banks named therein, Bank of America, N.A., as Syndication Agent, Citicorp USA, Inc., as Administrative Agent, Credit Suisse First Boston and The Bank of New York, as Co-Documentation Agents, PNC Bank, N.A., as Agent and Salomon Smith Barney Inc. and Banc of America Securities LLC, as Joint Lead Arrangers (incorporated by reference to Exhibit 10.1 of the Cincinnati Bell Inc.'s Form 8-K dated November 9, 1999 and filed with the Commission on November 12, 1999).


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IXC Communications, Inc.


Dated: November 23, 1999                    By: /s/ JEFFREY C. SMITH
                                                --------------------------------
                                                Jeffrey C. Smith
                                                Chief Legal and Administrative
                                                Officer


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                                 EXHIBIT INDEX


      Exhibit
      Number                            Description
      -------                           -----------

        2.1 Agreement and Plan of Merger Dated as of July 20, 1999, among Cincinnati Bell, Inc., IXC Communications, Inc. and Ivory Merger Inc. (incorporated by reference to Exhibit 2.1 of Cincinnati Bell Inc.'s Form 8-K dated July 22, 1999 and filed with the Commission on July 23, 1999).

        2.2 Amendment No. 1 dated as of October 13, 1999 among Cincinnati Bell Inc., IXC Communications, Inc. and Ivory Merger Inc. (incorporated by reference to Exhibit 2.1 of IXC
                 Communications, Inc.'s Form 8-K dated October 14, 1999 and filed with the Commission on October 14, 1999).

       10.1 Credit Agreement dated as of November 9, 1999, among Cincinnati Bell Inc. and IXC Communications Services, Inc. as Borrowers, Cincinnati Bell Inc. as Parent Guarantor, the Initial Lenders, Initial Issuing Banks and Swing Line Banks named therein, Bank of America, N.A., as Syndication Agent, Citicorp USA, Inc., as Administrative Agent, Credit Suisse First Boston and The Bank of New York, as Co-Documentation Agents, PNC Bank, N.A., as Agent and Salomon Smith Barney Inc. and Banc of America Securities LLC, as Joint Lead Arrangers (incorporated by reference to Exhibit 10.1 of the Cincinnati Bell Inc.'s Form 8-K dated November 9, 1999 and filed with the Commission on November 12, 1999).